UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	June 30, 2009
Tredegar Corporation
(Exact name of Registrant as specified in its charter)
Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
1100 Boulders Parkway, Richmond, Virginia		23225
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code		(804) 330-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

Following the approval of its Board of Directors, Tredegar Corporation, a Virginia corporation (the “Company”), entered into an Amended and Restated Rights Agreement, dated as of June 30, 2009, between the Company and National City Bank, as Rights Agent (the “Amended and Restated Rights Agreement”). The principal amendments in the Amended and Restated Rights Agreement are the extension of the final expiration date of the Company’s Preferred Stock Purchase Rights (the “Rights”) from the close of business on June 30, 2009 to the close of business on June 30, 2019 and the amendment of the definition of Distribution Date. Under the Amended and Restated Rights Agreement, the Distribution Date will occur on the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of the Company’s common stock or (ii) the date designated by the Company’s Board of Directors following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer that would result in a person or group beneficially becoming an Acquiring Person. Previously issued Rights that are appurtenant to shares of the Company’s common stock outstanding at the effective time of the Amended and Restated Rights Agreement remain outstanding.

The foregoing summary of the Amended and Restated Rights Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement incorporated herein by reference to Exhibit 1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2009.

Item 3.03.	Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 above is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1

Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and National City Bank, as Rights Agent (filed as Exhibit 1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), as filed with the SEC on July 1, 2009, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2009

TREDEGAR CORPORATION
(Registrant)

By: /s/ A. Brent King
Name:	A. Brent King
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

99.1

Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and National City Bank, as Rights Agent (filed as Exhibit 1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A, as filed with the SEC on July 1, 2009, and incorporated herein by reference).